UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule14a-12

NEVADA CANYON GOLD CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEVADA CANYON GOLD CORP.

5655 Riggins Court, Suite 15

Reno, NV 89502

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 27, 2025

Dear Stockholders:

Nevada Canyon Gold Corp. (“we”, “us” or the “Company”) cordially invites you to attend our 2025 annual meeting of stockholders (the “Annual Meeting”). The meeting will be held in person on June 27, 2025 , at 10:00 AM (Pacific time), at Ponderosa Room, 1st Floor 6855 S. Virginia Street Reno, NV 89521.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Company will be a live format and held in person only in Reno, Nevada. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

At the meeting, we will be considering and voting on the following matters:

1.	Electing six directors to the Company’s Board of Directors (the “Board of Directors”), each to serve a term of one year or until a successor is elected or qualified;

2.	Ratification of the appointment of Assure CPA, LLC (“Assure”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To consider a non-binding advisory vote on compensation of our named executive officers; and

4.	Approving the adoption of the proposed 2025 Equity Incentive Plan (the “Equity Incentive Plan”.)

Stockholders who owned our common stock at the close of business on May [*], 2025 (the “Record Date”), may attend and vote at the meeting. A stockholders list will be available at our offices at 5655 Riggins Court, Suite 15, Reno, NV 89502, for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting in person.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report to the stockholders, the Proxy Statement or the form of proxy) via the Internet at www.colonialstock.com/ngld2025 or request a printed set of the proxy materials by contacting our main office at (888) 909-5548. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ Alan Day
Alan Day
Chief Executive Officer

Reno, Nevada
May [*], 2025

NEVADA CANYON GOLD CORP.

5655 Riggins Court, Suite 15

Reno, NV 89502

PROXY STATEMENT

GENERAL INFORMATION

Nevada Canyon Gold Corp. (“NGLD,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2025 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held in person on June 27, 2025, at 10:00 AM (Pacific time), at the Ponderosa Room, 1st Floor 6855 S. Virginia Street Reno, NV 89521, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on May 5, 2025. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Company will be held in person only. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement are copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 27, 2025 (the “Annual Report”). If you request printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”)) via the Internet at www.colonialstock.com/ngld2025 or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “NGLD” and “Nevada Canyon Gold Corp.” refer specifically to Nevada Canyon Gold Corp. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

2

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors (the “Board of Directors”) is soliciting proxies for the 2025 annual meeting of stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board of Directors set May [*], 2025, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock at the close of business on the record date. On the record date, there were 27,982,215 shares of common stock issued and outstanding, and no shares of preferred stock issued.

Q:	What Proposals will be voted on at the meeting?

A:	Four Proposals are scheduled to be voted upon at the meeting:

●	The election of directors.

●	To ratify the appointment of Assure CPA, LLC (“Assure”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

●	To consider a non-binding advisory vote on compensation of our named executive officers.

●	To consider adoption of the 2025 Equity Incentive Plan.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about May 5, 2025, we are sending the Notice to our stockholders of record and beneficial owners. All stockholders will have the ability, beginning on or about May 5, 2025, to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, provided, however, that only one annual report or proxy statement will be delivered to multiple security holders sharing an address.

Q:	Can I vote my shares by filling out and returning the Notice?

A:	No. The Notice identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

3

Q:	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:	Stockholders whose shares are registered in their own names may vote at the in person meeting or by proxy. Proxies may be submitted over the Internet, by telephone or by mail.

●	Call (877)285-8605 to vote by telephone;

●	Go to www.colonialstock.com/ngld2025 to vote over the Internet; or

●	If you received a paper copy of your proxy materials, please MARK, SIGN, DATE AND RETURN your proxy card in the postage-paid envelope. If you are voting by telephone or the Internet, have the control number from your proxy card ready, and please do not mail your proxy card.

Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on June 26, 2025. Submitting a proxy authorizes the persons appointed as proxies to vote your shares at the Annual Meeting in the manner that you have indicated. The persons named in the form of proxy (Alan Day and Jeffrey Cocks) have advised that they will vote all shares represented by proxy unless authority to so vote is withheld by the stockholder granting the proxy. If your proxy does not indicate your vote, the persons named in the proxy will vote your shares “FOR” each of the nominees to our Board of Directors, “FOR” the ratification of the appointment of Assure as our independent registered public accounting firm for the fiscal year ending December 31, 2025, “FOR” approval of the compensation of our named executive officers, and “FOR” approval of adopting the 2025 Equity Incentive Plan. If any other matters properly come before the meeting, your shares will be voted in accordance with the discretion of the persons named in the proxy.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors or the non-binding advisory vote to approve executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each Proposal for further information.

4

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary (the “Secretary”) at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board of Directors recommend I vote on the Proposals?

A:	The Board of Directors recommends you vote “FOR” each of the nominees to our Board of Directors; “FOR” the ratification of the appointment of Assure as our independent registered public accounting firm for the fiscal year ending December 31, 2025; “FOR” approval of the compensation of our named executive officers; “FOR” approval of adopting the 2025 Equity Incentive Plan.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the ratification of the appointment of our independent registered public accounting firm, the approval of the compensation of our named executive officers (which is non-binding), and the Proposal to approve the adjournment of the meeting, if necessary. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 - Election of directors.	The six nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.

Proposal 2 - Ratification of appointment of independent registered public accounting firm.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 - Non-binding advisory vote to approve and ratify the compensation of our named executive officers.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that this Proposal is non-binding.

Proposal 4 - Non-binding advisory vote to approve and ratify the 2025 Equity Incentive Plan.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

5

Q:	What does it mean if I get more than one Notice?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

At the meeting, six directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. After reviewing the criteria that the Nominating and Corporate Governance Committee uses when evaluating director nominees, the Board of Directors nominated the six directors for election at the meeting based on the recommendation of the Nominating and Corporate Governance Committee. All of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board of Directors committee appointments, our Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and its committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Corporate Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Corporate Governance Committee considers. In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for service on the Board of Directors and its committees.

6

While there are no specific minimum requirements that the Nominating and Corporate Governance Committee believes must be met by a prospective director nominee, the Nominating and Corporate Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for service on the Board of Directors and its committees. Furthermore, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, principal occupation or employment, and the year in which each person first became an officer or director.

Name	Age	Title(s)
Lisa Doddridge	53	President and Director
Alan Day	60	Chief Executive Officer, Principal Executive Officer and Chairman
Jeffrey Cocks	62	Chief Financial Officer, Principal Accounting Officer and Secretary
Ryan McMillan	40	Vice President of Operations
Robert F. List	88	Director
John Schaff	61	Director
Smith Miller	64	Director

Jeffrey Cocks has held his offices since February 28, 2014, and we expect him to hold his offices at least until the next annual meeting of our shareholders.

Alan Day and Robert F. List were appointed to the board of directors on November 17, 2021. Effective May 4, 2023, Alan Day was appointed to serve as President and Chief Executive Officer of the Company. We expect Mr. Day and Mr. List to hold his offices and positions at least until the next annual meeting of our shareholders.

Ryan McMillan was appointed Vice President of Operations on March 1, 2023, and we expect him to hold his position at least until the next annual meeting of our shareholders.

John Schaff and Smith Miller were appointed to the board of directors on January 18, 2024. We expect Mr. Schaff and Mr. Miller to hold their positions at least until the next annual meeting of our shareholders.

Effective March 18, 2025, the Company appointed Lisa Doddridge to the Board of Directors, and as President of the Company. We expect Ms. Doddridge to serve in her position until at least the next annual meeting of our shareholders.

Ms. Lisa Doddridge, President and Director

Ms. Doddridge, BComm (Hons) is an accomplished mining industry executive with more than 20 years of experience. During her career, Ms. Doddridge formulated, executed, and led the investor relations and communications strategies for global mining companies including Iamgold, Kinross, Yamana and First Quantum Minerals. She has been involved in numerous high-profile, multibillion-dollar mergers and acquisitions, debt and equity transactions. Ms. Doddridge holds an Honors Bachelor of Commerce degree from the University of Guelph.

Mr. Alan Day, Chief Executive Officer, Director, former President

Mr. Day was appointed to our board of directors on November 17, 2021, and as our President and CEO on May 4, 2023. Mr. Day has an extensive financial, operational and administrative background with over 30 years’ experience of exploration and mining experience with a focus on precious metals, copper and nickel. He has held senior project management roles in exploration, mining as well as environmental remediation programs. Mr. Day’s company, Mineral Exploration Services, Ltd. was formed in 1998 to serve the mining industry in property acquisitions and divestures, claim locating, complete exploration services, including geological consulting and project management. Mr. Day received a B.S. in Geology and a B.A. in Spanish, from the University of Utah in 1990.

7

Mr. Day resigned as President on March 18, 2025, but will remain CEO of the Company and has been appointed Chairman of the Board of Directors.

Mr. Jeffrey Cocks, Chief Financial Officer, Secretary, Director, and Chairman

Jeffrey Cocks is our Chief Financial Officer, Chairman, and Secretary and has served in that capacity since February 28, 2014. From August 1996 to the present, Mr. Cocks has served as the Chairman and Chief Executive Officer of West Isle Ventures, Ltd., a Canadian company that provides consulting services to start-ups and other companies. Mr. Cocks also serves on the board of directors and audit committee of Carson River Ventures Corp. which is traded on the Canadian Securities Exchange. Mr. Cocks has over 25 years of experience in consulting, sales, marketing, product development and branding as well as corporate compliance in the executive offices including overseeing his company’s accounting, compliance and finance departments and as a director of several public companies in both the United States and Canada. Mr. Cocks holds a certificate from Simon Frasier University in its securities program.

On March 18, 2025, Mr. Cocks, resigned from his position of Chairman of the board of directors, and was appointed as the full time Chief Financial Officer of the Company and remains in his office as a Director.

Mr. Robert (Bob) F. List, Director

Mr. List was appointed to our board of directors on November 17, 2021. Mr. List brings a wealth of Nevada knowledge, experience, contacts, and long-standing relationships to the Company. He served as the Governor of Nevada from 1979-1983. Prior to being elected Governor, he served as district attorney of Carson City and 8 years as Attorney General of Nevada. He was Chairman of both the Western Governors Association and the Conference of Western Attorney Generals. Mr. List has been appointed to numerous boards and commissions in the administrations of Presidents Nixon, Ford, Reagan, and George H.W. Bush, including the National Public Lands Advisory Council. He has served as a director for several private and public companies. Mr. List currently is Of Counsel to the Las Vegas law firm Jolley Urga Woodbury and Holthus, specializing in natural resources, finance, gaming, regulatory and administrative law. He is a member of the Bar Associations of Nevada and the District of Columbia. Mr. List received his B.S. from Utah State University and his LL.B. and J.D. law degrees from the University of California and Hastings College of Law.

Mr. Ryan McMillan, Vice President of Operations

Mr. McMillan was appointed our Vice President of Operations on March 1, 2023. Since August 2012, Mr. McMillan has served as a private consultant engaged in business structuring, advising on multi-national corporate mergers, acquisitions, corporate finance and restructuring (debt workouts, debt-equity swaps and capital restructuring), recapitalization (arranging new debt and equity financing) and creating exit strategies—primarily utilizing traditional IPO’s and Alternative Public Offerings. Prior thereto from September 2011 to July 2012, Mr. McMillan worked as Director of Business Development for a private company based in Los Angeles, CA where he was responsible for financial model design, attracting new customers in both new and existing marketplaces, and M&A transactions. In 2007, Mr. McMillan joined a San Diego-based private equity firm engaged in $1 to 3 million seed financing for non-industry specific startups, as an Associate in the company’s Capital Market’s Division. Mr. McMillan’s primary duties involved identifying and interacting with the emerging companies that partnered with the firm, investor relations, which included raising new forms of private capital and developing advisory leads. Mr. McMillan attended the University of Arizona where he studied Regional Development with an emphasis in Business.

Mr. John Schaff, Director

Mr. Schaff was appointed to our board of directors on January 18, 2024. Mr. Schaff has worked for over 30 years in the exploration industry for both junior and senior mining companies. Mr. Schaff has actively participated in numerous discoveries including Kennecott’s Gemfield, Midway, Castle Au deposits in Nevada, the Whistler Cu-Au deposit in Alaska, Rio Tinto’s Eagle Cu-Ni deposit in Michigan, the Tamarack Cu-Ni deposit in Minnesota, the Diavik Diamond Mine in the Northwest Territories, Canada; and Noranda’s Lynne VMS deposit in Wisconsin. Mr. Schaff’s experience also includes serving as Exploration Manager with Coeur Mining, where he was an integral part in the discovery of the C-Horst deposit located in the highly active Bare Mountain Mining District near Beatty, Nevada. Mr. Schaff received his Bachelor of Science (Geology) from Bemidji State University, Bemidji, Minnesota in 1987.

8

Mr. Smith Miller, Director

Mr. Miller was appointed to our board of directors on January 18, 2024. Mr. Miller is the CEO and founding member of Strategic Tax Solutions (“STS”) with offices in Boise, Idaho and Loomis, California. He has more than 20 years of experience working with various size companies providing research & development (“R&D”) tax credit services. STS has successfully completed R&D tax credits for hundreds of projects, across multiple industries including but not limited to architecture, engineering, manufacturing, design build contractors, aerospace/DOD, and software. Prior to starting STS, Mr. Miller spent numerous years with two regional accounting firms building some of the industry’s best tax credit and incentive programs. During his career, Mr. Miller has developed a reputation for his expertise and strategic approach as a leader in federal and state research and development tax credits and incentives. In 1987, Mr. Miller received his Bachelor of Science (B.S.) from California State University, Sacramento, CA and his B.S. General Business from Regents College, Albany N.Y.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Information Concerning the Board of Directors and its Committees

All directors hold office until the next annual meeting of stockholders a until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We may agree to compensate our directors for service on the Board of Directors and committees thereof through the issuance of shares, although no formal or uniform agreements are in place. Additionally, we have agreed to reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board of Directors and any committee thereof (as described below). The Board of Directors appoints the executive officers of the Company, and the executive officers serve at the discretion of the Board of Directors.

Mr. Alan Day serves as the Chairman of the Board.

9

Risk Oversight

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board of Directors or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Policy Against Hedging

The Company does not currently have a policy against hedging.

Communicating with our Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Nevada, 5655 Riggins Court, Suite 15, Reno, NV 89502.

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board of Directors.

Board and Committee Activity and Compensation

For the fiscal year ending December 31, 2024, the Board of Directors held telephonic conferences and corresponded via email as necessary but held no formal in-person meetings. All material decisions of the Board of Directors were evidenced via the unanimous written consent of the Board of Directors. Though no formal meetings were held, all directors then appointed attended at least 100% of the Board of Directors’ telephonic conferences. We have not yet had an annual meeting of stockholders. The Company encourages, but does not require, all directors to be present at annual meetings of stockholders, by phone or in person.

We believe that six directors is sufficient to have effective committee systems. The audit committee will review the results and scope of the audit and other services provided by the independent auditors and review and evaluate the system of internal controls. The compensation committee will manage any Equity Incentive Plan we may establish and review and recommend compensation arrangements for the officers.

Board of Directors Committee Membership

	Audit Committee	Compensation Committee	Nominating and Governance Committee
Lisa Doddridge
Jeffrey Cocks
Alan Day
Robert F. List	M	M	M
John Schaff	M	M	M
Smith Miller	M	M	M

M - Member

10

Audit Committee

The Board of Directors will select the members of the Audit Committee based on the Board of Directors’ determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Audit Committee’s function is to provide assistance to the Board of Directors in fulfilling the Board of Directors’ oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our Bylaws (the “Bylaws”) as the Committee or the Board of Directors deems appropriate. The Audit Committee produces an annual report for inclusion in our proxy statement. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board of Directors on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it is deemed appropriate.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (1) assisting the Board of Directors by identifying individuals qualified to become Board of Directors members; (2) recommending individuals to the Board of Directors for nomination as members of the Board of Directors and its committees; (3) leading the Board of Directors in its annual review of the Board of Directors’ performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board of Directors; (5) reviewing and recommending to the Board of Directors responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board of Directors and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board of Directors in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board of Directors in ensuring proper attention and effective response to stockholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Corporate Governance Committee shall use a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee also regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or other circumstances. In addition, the Nominating and Corporate Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

11

The Nominating and Corporate Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board of Directors. The Committee selects nominees that best suit the Board of Directors’ current needs and recommends one or more of such individuals for election to the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and SEC rules and regulations.

Director Nominations Process. As described above, the Nominating and Corporate Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of Nasdaq and applicable federal securities law. The Nominating and Corporate Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Nevada Canyon Gold Corp., 5655 Riggins Court, Suite 15, Reno, NV 89502. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder-recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Compensation of Directors.

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2024.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey Cocks (1) CFO and	2024	-	-	330,039	-	-	-	-	330,039
Director	2023	-	-	330,039	-	-	-	-	330,039

Alan Day (1,2)	2024	-	-	493,823	-	-	-	40,000	533,823
CEO and Director	2023	-	-	493,824	-	-	-	91,000	584,824

Robert List (1,3)	2024	-	-	164,608	-	-	-	-	164,608
Director	2023	-	-	164,608	-	-	-	-	164,608

Ryan McMillan (1,4)	2024	-	-	700,000	-	-	-	-	700,000
VP of Operations	2023	-	-	583,333	-	-	-	-	583,333

12

Vote Required

The six nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board of Directors recommends a vote “FOR” all six nominees to the Board of Directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Assure to audit our consolidated financial statements for the fiscal year ending December 31, 2025. Assure has been our independent registered public accounting since 2023. We are asking the stockholders to ratify the appointment of Assure as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Assure was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from Assure to be present at the annual stockholders meeting. In the event that a representative of Assure is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so, and the Company will allow such a representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by Assure. Representatives of Assure do not plan to attend the Annual Meeting.

Audit Fees

The aggregate fees billed by our independent auditor, Assure for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, and for the review of financial statements included in our Quarterly Reports on Form 10-Q and other filings with the Commission, were:

December 31, 2024
Audit fees	$43,435
Audit-related fees	$-
Tax fees	$3,875
All other fees	$-

13

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee has considered the nature and amount of fees billed by Assure and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Assure’s independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the category Audit Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

Audit Committee Report

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the fiscal year 2024 audited financial statements of the Company, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200 and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors and the Board of Directors approved that the audited financial statements for fiscal year 2024 be included in the Company’s Annual Report on Form 10-K and for filing with the SEC.

The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

14

Vote Required

The approval of the ratification of the appointment of Assure as our independent registered public accounting firm for the fiscal year ending December 31, 2025, requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this Proposal. For the approval of the ratification of the appointment of Assure, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” the ratification of appointment of Assure as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board of Directors and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Named Executive Officer Compensation” (beginning on page 32, and the accompanying compensation tables and narratives.

Our Compensation Committee oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●	Competition Among Peers. The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.
●	Accountability for Our Performance. The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.
●	Accountability for Individual Performance. In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage the Company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation programs of our named executive officers. Accordingly, you may vote on the following resolution at the meeting:

15

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2025 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of stockholders.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of this Proposal.

As noted above, the vote solicited by this Proposal is advisory in nature, and its outcome will not be binding on the Board of Directors or the Compensation Committee, nor will the outcome of the vote require the Board of Directors or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board of Directors or the Compensation Committee or creating or implying any additional fiduciary duty of the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or was an officer or employee of the Company. During 2024, no executive officer of the Company served as (i) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our Compensation Committee, (ii) a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as our director.

No Prior Advisory Vote on Executive Compensation

We intend to provide our stockholders with the opportunity to cast an advisory vote on executive compensation (the “Say-On-Pay Proposal”) every year in the future, but we have not yet held an annual meeting of our stockholders in which a Say-On-Pay-Proposal has previously been voted upon.

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the accompanying compensation tables and the related narrative disclosure contained in this proxy statement.

16

PROPOSAL 4

APPROVAL OF 2025 EQUITY INCENTIVE PLAN

Overview

The Company’s Board of Directors unanimously recommends that shareholders approve the Nevada Canyon Gold Corp. 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan” or “Plan”). The 2025 Equity Incentive Plan will become effective on June 27, 2025 (the “Plan Effective Date”) if shareholders approve the Plan on that date. No awards have been made under the 2025 Equity Incentive Plan and the Company has not had an equity incentive plan in place previously.

No awards may be granted under the 2025 Equity Incentive Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2025 Equity Incentive Plan at that time will continue to be governed by the 2025 Equity Incentive Plan and the award agreements evidencing the awards.

Best Practices

The 2025 Equity Incentive Plan reflects the following equity compensation plan best practices:

☐ The Plan limits eligibility for equity awards to employees, officers, directors, and consultants who provide bona fide services, excluding services related to capital-raising or market-making activities.

☐ The Plan provides for a minimum one-year restriction or vesting period on Restricted Stock and Performance Shares, subject to discretionary acceleration in cases such as death, disability, retirement, or other special circumstances.

☐ The Plan does not automatically provide for accelerated vesting upon retirement but allows discretionary acceleration by the Administrator in special circumstances.

☐ The Plan authorizes the Administrator to set performance goals and objectives tied to Performance Shares, which determine the payout value and timing.

☐ The Plan defines “Change of Control” narrowly, requiring significant change in control events such as a merger resulting in less than 50% continuing ownership, asset sale, or acquisition of more than 20% of voting stock without prior board approval.

☐ The Plan provides for automatic acceleration of vesting upon a Change of Control, including full vesting of Stock Options and Performance Shares, unless otherwise specified in the Award Agreement.

☐ Awards under the Plan are subject to the Company’s recoupment (“clawback”) provisions, including any required by applicable law or stock exchange rules, and may be forfeited if a Participant fails to comply with the Plan or related Award Agreement.

The full text of the 2025 Equity Incentive Plan is attached as Appendix A to this proxy statement, and the description of the 2025 Equity Incentive Plan is qualified in its entirety by reference to Appendix A.

Why the Company’s Board of Directors Recommends You Should Vote to Approve the 2025 Equity Incentive Plan

The Board of Directors believes that equity-based incentive awards play a key role in the success of the Company by encouraging and enabling employees, officers and non-employee directors of the Company upon whose judgment, initiative and efforts the Company has largely depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2025 Equity Incentive Plan are set forth below under the section “Plan Summary.”

17

We view the ability to use Company common stock as part of our compensation program as an important component to our future success because we believe it enhances a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity-based compensation further aligns the compensation interests of our employees and directors with the investment interests of our shareholders as it promotes a focus on long-term value creation through time-based and/or performance-based vesting criteria. I

If shareholders do not approve the 2025 Equity Incentive Plan, the Company will have to rely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of the Company’s shareholders. In addition, if shareholders do not approve the 2025 Equity Incentive Plan and the Company is not able to use stock-based awards to recruit and compensate its directors, officers and other key employees, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in the Company’s business or returned to the Company’s shareholders.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If shareholders do not approve the 2025 Equity Incentive Plan, we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and, as noted above, this could impede our ability to achieve our future growth plans and other strategic priorities.

Determination of Number of Shares Available Under the 2025 Equity Incentive Plan

The Company is requesting approval of a pool of shares of its common stock (the “share reserve” or “share pool”) for awards under the 2025 Equity Incentive Plan, subject to adjustment as described in the 2025 Equity Incentive Plan. The shares of common stock to be issued by the Company under the 2025 Equity Incentive Plan will be issued from currently authorized but unissued shares or from shares that the Company may subsequently acquire, including shares that may be purchased on the open market or in private transactions.

Size of Share Pool. The Company has determined that the maximum number of shares of common stock that may be issued under the Plan is 2,800,000 or approximately 10% of the Company’s outstanding shares of common stock as of December 31, 2024, which may be granted in any combination of shares of restricted stock awards or restricted stock units (either of which may be granted as performance awards), in the discretion of the Committee.

Current Stock Price. The closing price of the Company common stock on the Nasdaq Capital Market on April 15, 2025 was $1.19 per share.

Plan Summary

The following summary of the material terms of the Nevada Canyon Gold Corp. 2025 Equity Incentive Plan (the “Plan”) is qualified in its entirety by reference to the full text of the Plan.

Purpose of the 2025 Equity Incentive Plan

The Plan is intended to secure for Nevada Canyon Gold Corp. (the “Company”) the benefits of stock ownership by employees, officers, directors, and consultants of the Company and its affiliates. The Plan aims to attract and retain individuals of superior ability, reward them for their services, and align their interests with those of the Company’s shareholders by offering incentives linked to the performance of the Company’s common stock.

18

Administration of the Plan

The Plan is administered by the Board of Directors or a designated committee of at least two Board members (the “Administrator”). The Administrator has full authority to determine eligible participants, grant awards, and establish the terms and conditions of each award. The Administrator may delegate its authority, subject to applicable legal and regulatory limits, and may also modify awards in the event of changes in control or other significant corporate events.

Eligible Participants

Eligibility under the Plan is extended to employees, officers, directors, and consultants of the Company and its affiliates, excluding individuals providing services in capital-raising transactions or promoting the Company’s securities.

Types of Awards

Awards under the Plan may include:

●	Incentive Stock Options (issued to employees only)
●	Nonqualified Stock Options
●	Restricted Stock
●	Stock Awards
●	Performance Shares

Awards may be granted singly or in combination, as determined by the Administrator.

Restricted Stock

Restricted Stock awards are shares of common stock granted with conditions that restrict transferability and require continued service or achievement of performance goals. Participants generally have voting rights and may receive dividends unless otherwise provided. Unvested shares are forfeited upon termination, unless exceptions such as death, disability, or retirement apply and the Administrator elects to waive restrictions.

Stock Awards

Stock Awards consist of shares of common stock granted either as compensation or in payment of earned incentives. Participants receiving Stock Awards become shareholders with full rights upon issuance.

Performance Shares

Performance Shares are awarded based on achievement of specified performance objectives over a defined period. The Administrator determines the applicable goals, which may vary by participant and award. Performance Shares may be settled in stock, cash, or a combination, and may include discretionary pro-rata payouts upon early termination due to death, disability, or involuntary separation.

Performance Measures

Performance goals may relate to Company-wide or business unit objectives and may include financial metrics such as earnings per share or return on equity. The Administrator may adjust performance criteria to reflect extraordinary items or changes in accounting or tax laws.

19

Non-Employee Director Limits

The Plan does not specifically set a dollar cap on annual equity compensation for non-employee directors, but all awards are subject to the Available Shares cap and Administrator oversight.

Vesting Requirements

While the Plan does not impose a blanket one-year minimum vesting requirement, restrictions and vesting schedules are set forth in individual award agreements. Accelerated vesting may occur in the event of death, disability, or other special circumstances, subject to Administrator approval.

Change in Control

Upon a Change of Control, unless otherwise provided in an award agreement, (i) all unvested Stock Options become fully exercisable; (ii) all Performance Shares are deemed earned at 100% of target performance, with pro-rata payout; (iii) all Restricted Stock vests immediately and any restrictions lapse; (iv) awards not assumed by an acquiror are also subject to immediate vesting or payout.

Adjustments

The Administrator is authorized to make equitable adjustments to the number and terms of outstanding awards and shares available under the Plan to reflect changes such as stock splits, mergers, consolidations, or similar corporate events.

Transferability

Awards under the Plan are generally non-transferable except by will or laws of descent and distribution. However, the Administrator may permit transfers of Nonqualified Stock Options to immediate family members or family-controlled entities without consideration.

Termination of Service

Unless otherwise specified in an award agreement, unvested awards are forfeited upon a participant’s termination of service. The Administrator may allow exercise of options for limited periods after termination and has discretion to waive forfeiture in special cases.

Amendment and Termination

The Board may amend or terminate the Plan at any time. Shareholder approval is required for amendments that materially alter eligibility, increase the share limit, or modify the class of employees eligible for Incentive Stock Options. No amendment may adversely affect outstanding awards without the participant’s consent, except to comply with law or prevent adverse tax consequences.

Clawback and Compliance Policies; Securities Law Compliance

All awards are subject to recoupment under Company clawback policies, including those required by Section 954 of the Dodd-Frank Act. Awards are also subject to Company trading, hedging, and pledging policies.

The issuance of awards is subject to compliance with applicable securities laws. Restrictions may be placed on awards or share issuances as deemed necessary by the Administrator.

20

Vote Required

The approval of the advisory vote on the approval of the 2025 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the 2025 Equity Incentive Plan and the related narrative disclosure contained in this proxy statement.

OTHER INFORMATION

Principal Stockholders

The following table sets forth information as of April 23, 2025, regarding the beneficial ownership of our common stock by:

●	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,
●	each director,
●	each executive officer named in the Named Executive Officer Compensation table, beginning on page 24, and
●	all directors and executive officers as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such a person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, common stock issuable pursuant to options, warrants or other securities exercisable within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the beneficial owner.

Percentage ownership of our common stock in the table is based on 27,648,881 shares of common stock (and no shares of preferred stock) issued and outstanding as of April 23, 2025. This table is based on information supplied by officers, directors and selling stockholders and by Schedules 13D and Schedules 13G, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Nevada Canyon Gold Corp., 5655 Riggins Court, Suite 15, Reno, NV 89502.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their common stock. Pursuant to Rule 13d-4 under the Exchange Act, the statements concerning voting and dispositive power concerning the common stock included in the footnotes to this table shall not be construed as admission that such persons are the beneficial owners of such common stock.

21

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership	Percent of Class
Security Ownership of Management
Common Stock	Jeffrey Cocks	3,000,000	Direct and beneficial (1)	10.9%
Common Stock	Robert F. List	1,000,000	Beneficial (2)	3.6%
Common Stock	Alan Day	3,000,000	Direct (3)	10.9%
Common Stock	Ryan McMillan	1,833,333	Beneficial (4)	6.7%
Common Stock	Lisa Doddridge	-	-	-%
Common Stock	Smith Miller	-	-	-%
Common Stock	John Schaff	-	-	-%
All Officers and Directors as a Group		8,833,333		32.2%
Security Ownership of Certain Beneficial Owners (more than 5%)
Common Stock	Jeffrey Cocks	3,000,000	Direct and beneficial (1)	10.9%
Common Stock	Alan Day	3,000,000	Direct (3)	10.9%

(1)	2,005,000 shares included in the total shares held by Mr. Cocks, were issued in the name of 071663 BC Ltd., a company managed by Mr. Cocks. In addition to the regular restrictive legend, these shares were subject to the terms and conditions included in a three-year lock-up and vesting agreement effective December 30, 2021, which contemplated that the shares would vest in equal annual installments over a three-year term, during which term the shareholder would not sell, directly or indirectly, or enter into any other transactions involving these shares.
(2)	The Shares were issued in the name of List Family Trust Dated May 26, 2004, managed by Mr. List. In addition to the regular restrictive legend, these shares were subject to the terms and conditions included in a three-year lock-up and vesting agreement effective December 30, 2021, which contemplated that the shares would vest in equal annual installments over a three-year term, during which term the shareholder would not sell, directly or indirectly, or enter into any other transactions involving these shares.
(3)	In addition to the regular restrictive legend, the shares held by Mr. Day were subject to the terms and conditions included in a three-year lock-up and vesting agreement effective December 30, 2021, which contemplated that the shares would vest in equal annual installments over a three-year term, during which term the shareholder would not sell, directly or indirectly, or enter into any other transactions involving these shares.
(4)	The Shares were issued in the name of McMillian Co., an entity controlled by Mr. McMillan.

Executive Officers

The name, age, and position of our present officer and directors are set forth below:

Name	Age	Title(s)
Lisa Doddridge	53	President and Director
Alan Day	60	Chief Executive Officer, Principal Executive Officer, Director, and Former President,
Jeffrey Cocks	62	Chief Financial Officer, Principal Accounting Officer, Secretary and Director
Ryan McMillan	40	Vice President of Operations
Robert F. List	88	Director
John Schaff	61	Director
Smith Miller	64	Director

Jeffrey Cocks has held his offices/positions since February 28, 2014, and we expect him to hold his offices/positions at least until the next annual meeting of our shareholders.

Alan Day and Robert F. List were appointed to the board of directors on November 17, 2021. Effective May 4, 2023, Alan Day was appointed to serve as President and Chief Executive Officer of the Company. We expect Mr. Day and Mr. List to hold their offices/positions at least until the next annual meeting of our shareholders.

Ryan McMillan was appointed Vice President of Operations on March 1, 2023, and we expect him to hold his office/position at least until the next annual meeting of our shareholders.

John Schaff and Smith Miller were appointed to the board of directors on January 18, 2024. We expect Mr. Schaff and Mr. Miller to hold their offices/positions at least until the next annual meeting of our shareholders.

Effective March 18, 2025, the Company appointed Lisa Doddridge to the Board of Directors, and as President of the Company.

22

Ms. Lisa Doddridge, President and Director

Ms. Doddridge, BComm (Hons) is an accomplished mining industry executive with more than 20 years of experience. During her career, Ms. Doddridge formulated, executed, and led the investor relations and communications strategies for global mining companies including Iamgold, Kinross, Yamana and First Quantum Minerals. She has been involved in numerous high-profile, multibillion-dollar mergers and acquisitions, debt and equity transactions. Ms. Doddridge holds an Honors Bachelor of Commerce degree from the University of Guelph.

Mr. Alan Day, Chief Executive Officer and Chairman

Mr. Day was appointed to our board of directors on November 17, 2021, and as our President and CEO on May 4, 2023. Mr. Day has an extensive financial, operational and administrative background with over 30 years’ experience of exploration and mining experience with a focus on precious metals, copper and nickel. He has held senior project management roles in exploration, mining as well as environmental remediation programs. Mr. Day’s company, Mineral Exploration Services, Ltd., was formed in 1998 to serve the mining industry in property acquisitions and divestures, claim locating, complete exploration services, including geological consulting and project management. Mr. Day received a B.S. in Geology and a B.A. in Spanish, from the University of Utah in 1990.

Mr. Day resigned as President on March 18, 2025, but will remain CEO of the Company and has been appointed Chairman of the Board of Directors.

Mr. Jeffrey Cocks, Chief Financial Officer, Secretary and Director

Jeffrey Cocks is our Chief Financial Officer, Chairman, and Secretary and has served in that capacity since February 28, 2014. From August 1996 to the present, Mr. Cocks has served as the Chairman and Chief Executive Officer of West Isle Ventures, Ltd., a Canadian company that provides consulting services to start-ups and other companies. Mr. Cocks also serves on the board of directors and audit committee of Carson River Ventures Corp. which is traded on the Canadian Securities Exchange. Mr. Cocks has over 25 years of experience in consulting, sales, marketing, product development and branding as well as corporate compliance in the executive offices including overseeing his company’s accounting, compliance and finance departments and as a director of several public companies in both the United States and Canada. Mr. Cocks holds a certificate from Simon Frasier University in its securities program.

On March 18, 2025, Mr. Cocks, resigned from his position of Chairman of the board of directors, and was appointed as the full time Chief Financial Officer of the Company and remains in his office as a Director.

Mr. Robert (Bob) F. List, Director

Mr. List was appointed to our board of directors on November 17, 2021. Mr. List brings a wealth of Nevada knowledge, experience, contacts, and long-standing relationships to the Company. He served as the Governor of Nevada from 1979-1983. Prior to being elected Governor, he served as district attorney of Carson City and 8 years as Attorney General of Nevada. He was Chairman of both the Western Governors Association and the Conference of Western Attorney Generals. Mr. List has been appointed to numerous boards and commissions in the administrations of Presidents Nixon, Ford, Reagan, and George H.W. Bush, including the National Public Lands Advisory Council. He has served as a director for several private and public companies. Mr. List currently is Of Counsel to the Las Vegas law firm Jolley Urga Woodbury and Holthus, specializing in natural resources, finance, gaming, regulatory and administrative law. He is a member of the Bar Associations of Nevada and the District of Columbia. Mr. List received his B.S. from Utah State University and his LLB. and J.D. law degrees from the University of California and Hastings College of Law.

Mr. Ryan McMillan, Vice President of Operations

Mr. McMillan was appointed our Vice President of Operations on March 1, 2023. Since August 2012, Mr. McMillan has served as a private consultant engaged in business structuring, advising on multi-national corporate mergers, acquisitions, corporate finance and restructuring (debt workouts, debt-equity swaps and capital restructuring), recapitalization (arranging new debt and equity financing) and creating exit strategies—primarily utilizing traditional IPO’s and Alternative Public Offerings. Prior thereto from September 2011 to July 2012, Mr. McMillan worked as Director of Business Development for a private company based in Los Angeles, CA where he was responsible for financial model design, attracting new customers in both new and existing marketplaces, and M&A transactions. In 2007, Mr. McMillan joined a San Diego-based private equity firm engaged in $1 to 3 million seed financing for non-industry specific startups, as an Associate in the company’s Capital Market’s Division. Mr. McMillan’s primary duties involved identifying and interacting with the emerging companies that partnered with the firm, investor relations, which included raising new forms of private capital and developing advisory leads. Mr. McMillan attended the University of Arizona where he studied Regional Development with an emphasis in Business.

23

Mr. John Schaff, Director

Mr. Schaff was appointed to our board of directors on January 18, 2024. Mr. Schaff has worked for over 30 years in the exploration industry for both junior and senior mining companies. Mr. Schaff has actively participated in numerous discoveries including Kennecott’s Gemfield, Midway, Castle Au deposits in Nevada, the Whistler Cu-Au deposit in Alaska, Rio Tinto’s Eagle Cu-Ni deposit in Michigan, the Tamarack Cu-Ni deposit in Minnesota, the Diavik Diamond Mine in the Northwest Territories, Canada; and Noranda’s Lynne VMS deposit in Wisconsin. Mr. Schaff’s experience also includes serving as Exploration Manager with Coeur Mining, where he was an integral part in the discovery of the C-Horst deposit located in the highly active Bare Mountain Mining District near Beatty, Nevada. Mr. Schaff received his Bachelor of Science (Geology) from Bemidji State University, Bemidji, Minnesota in 1987.

Mr. Smith Miller, Director

Mr. Miller was appointed to our board of directors on January 18, 2024. Mr. Miller is the CEO and founding member of Strategic Tax Solutions (“STS”) with offices in Boise, Idaho and Loomis, California. He has more than 20 years of experience working with various size companies providing research & development (“R&D”) tax credit services. STS has successfully completed R&D tax credits for hundreds of projects, across multiple industries including but not limited to architecture, engineering, manufacturing, design build contractors, aerospace/DOD, and software. Prior to starting STS, Mr. Miller spent numerous years with two regional accounting firms building some of the industry’s best tax credit and incentive programs. During his career, Mr. Miller has developed a reputation for his expertise and strategic approach as a leader in federal and state research and development tax credits and incentives. In 1987, Mr. Miller received his Bachelor of Science (B.S.) from California State University, Sacramento, CA and his B.S. General Business from Regents College, Albany N.Y.

Named Executive Officer Compensation

The following table shows, for the year ended December 31, 2024, compensation awarded to, paid to, or earned by, our Chief Executive Officer, Chief Financial Officer (the “Named Executive Officer”) and directors.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey Cocks (1) CFO and	2024	-	-	330,039	-	-	-	-	330,039
Director	2023	-	-	330,039	-	-	-	-	330,039

Alan Day (1,2)	2024	-	-	493,823	-	-	-	40,000	533,823
CEO and Director	2023	-	-	493,824	-	-	-	91,000	584,824

Robert List (1,3)	2024	-	-	164,608	-	-	-	-	164,608
Director	2023	-	-	164,608	-	-	-	-	164,608

Ryan McMillan (1,4)	2024	-	-	700,000	-	-	-	-	700,000
VP of Operations	2023	-	-	583,333	-	-	-	-	583,333

The value of the Stock Awards in the table above, if any, was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

24

Employment Agreements

We have not entered into employment or similar agreements with any of our executive officers or directors except as follows:

We entered into a consulting agreement with Ryan McMillan, our VP of Operations, on February 24, 2023, pursuant to which Mr. McMillan agreed to provide certain strategic communications, leadership and business advisory services to the Company in exchange for 2,000,000 shares of the Company’s common stock, to vest and be issued ratably over a 24-month period. As of December 31, 2024, the Company had distributed a total of 1,833,333 shares under the agreement.

Our other executives and directors do not have formal employment agreements and will be compensated in shares at individually negotiated rates at the Board’s discretion.

Pay versus Performance

New SEC rules adopted in 2022 require us to disclose the following information regarding named executive officer compensation in relation to certain financial performance information about the Company. The Compensation Committee did not consider the pay versus performance disclosures below when making any of its named executive compensation decisions for any of the years shown.

Pay Versus Performance Table

	CEO (1)		Other NEOs (1)
Year	NEO Compensation Table Total for CEO (2)	Compensation Actually Paid to CEO (3)	Average NEO Compensation Table Total for Non-CEO NEOs(2)	Average Compensation Actually Paid to Non-CEO NEOs (3)	Value of Initial Fixed $100 Investment Based on TSR (4)	Net Income (Loss) (5)
2024	$533,823	$533,823	$330,039	$330,039	$31.09	$(3,959,385)
2023	$584,824	$584,824	$330,039	$330,039	$366.15	$(2,654,950)

(1)	Our principal executive officer for each of the years indicated was our CEO, Alan Day. Our named executive officers other than our CEO (“Other NEOs”) was Jeffrey Cocks (CFO).
(2)	Reflects, for our CEO, the total compensation reported in the Named Executive Officer Compensation Table and for the Other NEO, the total compensation reported in the Named Executive Officer Compensation Table in each of the fiscal years indicated.

(3)	The Named Executive Officer Compensation Table totals did not require adjustments to arrive at the “Compensation Actually Paid to the CEO” and “Average Compensation Actually Paid to Non-CEO NEOs” in each year because only equity was paid to the CEO and NEO.

(4)	For 2024, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock from December 30, 2023, through December 31, 2024.

(5)	Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company views the link between the Company’s performance and its executives’ pay.

25

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

None of our Named Executive Officers had any stock options or stock awards outstanding as of December 24, 2025.

Equity Incentive Plans

Long-Term Incentive Plans. The Company does not provide its officers or employees with pensions, stock appreciation rights, long-term incentive or other plans, nor does it provide non-qualified deferred compensation to its officers or employees, although it may adopt such plans in the future. In fact, the approval of the 2025 Equity Incentive Plan is included in this proxy statement as Proposal 4.

Employee Pension, Profit Sharing or other Retirement Plans. The Company does not have a defined benefit, pension plan, profit sharing or other retirement plan, although it may adopt one or more of such plans in the future.

Description of Capital Stock

Our authorized capital stock currently consists of 110,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share.

The following description summarizes important terms of the classes of our capital stock following the filing of our articles of incorporation. This summary does not purport to be complete and is qualified in its entirety by the provisions of our articles of incorporation and our bylaws which have been filed as exhibits to the registration statement of which this prospectus is a part.

As of April 23, 2025, there were 27,648,881 shares of common stock and no shares of preferred stock issued and outstanding.

Common Stock

Voting Rights. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders. Under our articles of incorporation and bylaws, any corporate action to be taken by vote of shareholders other than for election of directors shall be authorized by the affirmative vote of the majority of votes cast. Directors are elected by a plurality of votes. Shareholders do not have cumulative voting rights.

Dividend Rights. Subject to preferences that may be applicable to any then-outstanding preferred stock, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the board of directors out of legally available funds.

Liquidation Rights. In the event of our liquidation, dissolution or winding up, holders of common stock will be entitled to share ratably in the net assets legally available for distribution to shareholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.

Other Rights. Holders of common stock have no preemptive, conversion or subscription rights and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of the holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock.

26

Preferred Stock

Our articles of incorporation authorize our board to issue up to 10,000,000 shares of preferred stock in one or more series, to determine the designations and the powers, preferences and rights and the qualifications, limitations and restrictions thereof, including the dividend rights, conversion or exchange rights, voting rights (including the number of votes per share), redemption rights and terms, liquidation preferences, sinking fund provisions and the number of shares constituting the series. Our board of directors could, without shareholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of common stock and which could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of our outstanding voting stock.

Certain Relationships and Related Transactions

Transactions with Related Persons

The Company identifies related parties and discloses related party transactions. Parties, which can be entities or individuals, are considered to be related if either party has the ability, directly or indirectly, to control or exercise significant influence over the Company in making financial and operational decisions. Entities and individuals are also considered to be related if they are subject to common control or significant influence of the Company.

Amounts due to related parties at December 31, 2024:

December 31, 2024
Amounts due to a member of the Board and Chief Financial Officer (“CFO”) (a)	$100,000
Amounts due to a company controlled by a member of the Board and CFO (a)	360,000
Total related party payables	$460,000

During the year ended December 31, 2024, the Company had the following transactions with its related parties:

December 31, 2024
Director stock-based compensation incurred to a director and CFO	$330,039
Director stock-based compensation incurred to a director	$164,608
Director stock-based compensation incurred to a director, CEO, and former President	$493,823
Officer stock-based compensation incurred to VP of Operations	$700,000
Geological consulting fees paid to a company controlled by the CEO	$-

Director Independence

Our promoters are Mr. Cocks, our chairman, Chief Financial Officer and secretary, Mr. Day, our Chief Executive Officer, and Mr. McMillan, our VP of Operations.

Our office and mailing address is 5655 Riggins Court, Suite 15, Reno, NV 89502.

Our officers and directors are required to commit time to our affairs and, accordingly, may have conflicts of interest in allocating management time among various business activities. In the course of other business activities, they may become aware of business opportunities that may be appropriate for presentation to us, as well as the other entities with which they are affiliated. As such, there may be conflicts of interest in determining to which entity a particular business opportunity should be presented.

In an effort to resolve such potential conflicts of interest, our officers and directors have orally agreed that any opportunities in the United States, that they are aware of independently or directly through their association with us (as opposed to disclosure to them of such business opportunities by management or consultants associated with other entities) would be presented by them solely to us.

27

On December 30, 2021, the Company issued 2,005,000 shares of the common stock to a private company of which Mr. Jeffrey Cocks is sole director of, 1,000,000 shares of the common stock to List Family Trust Dated May 26, 2004, which is managed by Mr. List, and 3,000,000 shares of the Common stock to Mr. Alan Day. These shares were issued at par value for a total cash consideration of $601.

On March 18, 2022, the Company and Messrs. Cocks, Day and List, entered into three-year lock-up and vesting agreements (the “Lock-up Agreements”), which contemplated that the Director Shares would vest in equal annual installments over a three-year term; during which term the directors agreed not to sell, directly or indirectly, or enter into any other transactions involving the Company’s common shares regardless if the shares have vested or not.

On May 19, 2021, we entered into an exploration lease with an option to purchase agreement with MSM Resource, L.L.C., (“MSM”) a Nevada limited liability Corporation on the Agai-Pah Property, consisting of 20 unpatented mining claims totaling 400 acres. Mr. Alan Day, the Company’s CEO and director, is a managing member of MSM. During the years ended December 31, 2024 and 2023, the Company made $20,000 anniversary payments for each year for the Agai-Pah Property.

On June 4, 2021, we entered into an exploration lease with option to purchase agreement with Belshazzar Holdings, L.L.C., (“Belshazzar”) a Nevada limited liability Corporation on the Belshazzar Property, consisting of ten unpatented lode mining claims and seven unpatented placer mineral claims totaling 200 acres. Mr. Alan Day, the Company’s CEO and director, is a managing member of Belshazzar. During the years ended December 31, 2024 and 2023, the Company made $20,000 anniversary payments for each year for the Belshazzar Property.

On January 27, 2022, our wholly owned subsidiary, Nevada Canyon, LLC, entered into a Royalty Purchase Agreement with Smooth Rock Ventures, LLC, a wholly owned subsidiary of Smooth Rock Ventures Corp. (“Smooth Rock”), to acquire a 2% net smelter returns royalty on the Palmetto Project. Mr. Alan Day, the Company’s CEO, and director, is also a director and CEO of Smooth Rock. The Company made a one-time cash payment of $350,000, on February 7, 2022.

During the year ended December 31, 2023, the Company paid $51,000 in mineral exploration consulting fees to Mineral Exploration Services, Ltd., a company wholly owned by Mr. Alan Day, the Company’s CEO and director.

Aside from the transactions noted above and in Item 11 of this Annual Report on Form 10-K, we had no other related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions, including, but not limited to, the following:

●	disclose such transactions in prospectuses, where required;
●	disclose in any and all filings with the Securities and Exchange Commission, where required;
●	obtain disinterested directors’ consent, where required; and
●	obtain shareholder consent, where required.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Under the SEC regulations, Reporting Persons are required to provide us with copies of all forms that they file pursuant to Section 16(a). To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during the period covered by this Annual Report, our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements.

28

Code of Ethics

On February 28, 2014, we adopted a Code of Ethics and Business Conduct which is applicable to our future employees and which also includes a Code of Ethics for our chief executive officer and principal financial officer and any persons performing similar functions. A code of ethics is a written standard designed to deter wrongdoing and to promote:

●	honest and ethical conduct;
●	full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements;
●	compliance with applicable laws, rules and regulations;
●	the prompt reporting violation of the code; and
●	accountability for adherence to the code.

A copy of our Code of Business Conduct and Ethics has been filed with the Securities and Exchange Commission as Exhibit 14.1 to our registration statement.

Dissenters’ Rights

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the Proposals.

Other Matters

The Company’s Annual Report on Form 10-K covering the fiscal year ended December 31, 2024, without exhibits, is being provided to all stockholders along with this Proxy Statement. Our Annual Report to Stockholders on Form 10-K covering the fiscal year ended December 31, 2024, our Quarterly Reports on Form 10-Q, and other information are available on our website at www.nevadacanyongold.com/investors/, and may also be obtained by calling (888)909-5548 or writing to the address below:

Nevada Canyon Gold Corp.

5655 Riggins Court, Suite 15

Reno, NV 89502

Attn: Secretary

The persons designated to vote shares covered by our Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

Shareholder Proposals

Proposals of holders of our voting securities intended to be presented at our 2026 Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 5655 Riggins Court, Suite 15, Reno, NV 89502, not later than the close of business on February 1, 2026, together with written notice of the stockholder’s intention to present a proposal for action at the 2026 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after May 1, 2026. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2026 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

29

Nominations for Directors for the 2026 Annual Meeting of Stockholders

The Nominating and Corporate Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of Nasdaq and applicable federal securities law. The Nominating and Corporate Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Nevada Canyon Gold Corp., 5655 Riggins Court, Suite 15, Reno, NV 89502, not later than the close of business on February 1, 2026, together with written notice of the stockholder’s intention to present a proposal for action at the 2026 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after May 1, 2026. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2026 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder-recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by suchstockholdersr pursuant to any applicable laws, rules or regulations.

Sincerely,

/s/ Alan Day
Alan Day
Chief Executive Officer

Reno, Nevada
May [*], 2025

30

APPENDIX A

NEVADA CANYON GOLD CORP.

2025 EQUITY INCENTIVE PLAN

2025 Equity Incentive Plan Nevada Canyon Gold Corp.

NEVADA CANYON GOLD CORP.

2025 EQUITY INCENTIVE PLAN

ARTICLE I.

PREAMBLE

1.1. This 2025 Equity Incentive Plan of NEVADA CANYON GOLD CORP. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3. The Company’s Board of Directors adopted the Plan on [●], 2025, subject to stockholder approval (the “Adoption Date”). This Plan shall be subject to stockholder approval and shall not become effective until approved by stockholders. The date of such stockholder approval shall be defined as the “Effective Date”. Stockholder approval is to be obtained in accordance with the Company’s Articles of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Adoption Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 1 of 22

ARTICLE II.

DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2. “Adoption Date” has the meaning given to such term in Section 1.3.

2.3. “Administrator” means the Board or a Committee.

2.4. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.5. “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.6. “Available Shares” means the sum of (i) 2,800,000 (two million eight hundred thousand) shares of Common Stock, and (ii) an annual increase on 4% of each calendar year, beginning in 2025 and ending in 2031 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) four percent (4%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

2.7. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.8. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.9. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.10. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.11. “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 2 of 22

2.12. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.13. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee exists and has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.14. “Common Stock” means the Company’s common stock.

2.15. “Company” means NEVADA CANYON GOLD CORP., a Nevada corporation.

2.16. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.17. “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.18. “Director” means a member of the Board of Directors of the Company.

2.19. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.20. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.21. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.22. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.23. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 3 of 22

2.24. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.25. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.25.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Capital Market, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.25.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.25.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.25.4 The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.26. “Grant Date” means, as to any Award, the latest of:

2.26.1 the date on which the Administrator authorizes the grant of the Award; or

2.26.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.26.3 such other date (later than the dates described in 2.25.1 and 2.25.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.27. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.28. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.29. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.30. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 4 of 22

2.31. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.32. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.33. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.34. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.35. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.36. “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.37. “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.38. “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.39. “Plan” means this NEVADA CANYON GOLD CORP. 2025 Equity Incentive Plan, as it may be amended from time to time.

2.40. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.41. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.42. “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.43. “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 5 of 22

2.44. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.45. “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.46. “Share Limit” has the meaning given to such term under the definition of Available Shares, above.

2.47. “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time and shall initially mean the NASDAQ Capital Market.

2.48. “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.49. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.50. “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.51. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 6 of 22

ARTICLE III.

ADMINISTRATION

3.1. The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2. The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee (if applicable) or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee, if applicable, may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee, if applicable, shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 7 of 22

3.3. Without limiting the provisions of this ARTICLE I, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4. Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 8 of 22

3.6. In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7. The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9. The total amount of shares with respect to which Awards may be granted under the Plan, the Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11. The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12. Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 9 of 22

ARTICLE IV.

INCENTIVE STOCK OPTIONS

4.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE I and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Adoption Date.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 10 of 22

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2. Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3. The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE I or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.5. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan is 5,600,000 shares (the “ISO Limit”).

ARTICLE V.

NONQUALIFIED STOCK OPTIONS

5.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE I or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2. The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE I or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 11 of 22

ARTICLE VI.

INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5. The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 12 of 22

6.6. The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7. The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

6.9. In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.

RESTRICTED STOCK

7.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 13 of 22

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

7.4. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 14 of 22

ARTICLE VIII.

STOCK AWARDS

8.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3. Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.

PERFORMANCE SHARES

9.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4 the form of settlement of a Performance Share.

9.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 15 of 22

9.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

9.6. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

9.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8. Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X.

CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 16 of 22

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3 all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

10.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.

AMENDMENT AND TERMINATION

11.1. Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

11.1.1 materially alter the group of persons eligible to participate in the Plan;

11.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 17 of 22

11.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

11.2.1 annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.

SECURITIES MATTERS AND REGULATIONS

12.1. Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

12.2. Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

12.3. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 18 of 22

ARTICLE XIII.

SECTION 409A OF THE CODE

13.1. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

13.2. With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XIV.

MISCELLANEOUS PROVISIONS

14.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 19 of 22

14.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

14.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

14.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

14.6. Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

14.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

14.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 20 of 22

14.11. Compliance with other laws.

14.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii) all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

14.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

14.13. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

14.14. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 21 of 22

14.17. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18. A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

14.19. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

14.20. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

2025 Equity Incentive Plan NEVADA CANYON GOLD CORP. 22 of 22

[PROXY CARD]

NEVADA CANYON GOLD CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 27, 2025, AT 10:00 AM (PACIFIC TIME).

CONTROL ID:

REQUEST ID:

The undersigned stockholder of NEVADA CANYON GOLD CORP., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around May 5, 2025, and hereby appoints Alan Day and Jeffrey Cocks proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2025 annual Meeting of Stockholders of the Company, to be held on June 227, 2025 at 10:00 AM (Pacific time) at, the Ponderosa Room, 1st Floor 6855 S. Virginia Street Reno, NV 89521 and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

INTERNET:	www.colonialstock.com/ngld2025

PHONE:	(877)285-8605

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED
ANNUAL MEETING OF THE STOCKHOLDERS OF		ENVELOPE.
NEVADA CANYON GOLD CORP.		PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROPOSAL 1	→	FOR	WITHOLD
Election of Directors		☐	☐
Lisa Doddridge		☐	☐
Alan Day		☐	☐	CONTROL ID:
Jeffrey Cocks		☐	☐	REQUEST ID:
Robert F. List		☐	☐
John Schaff		☐	☐
Smith Miller		☐	☐
PROPOSAL 2	→	FOR	AGAINST	ABSTAIN
Ratification of the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.		☐	☐	☐
PROPOSAL 3	→	FOR	AGAINST	ABSTAIN
To approve, by non-binding vote, the compensation of the Company’s named executives.		☐	☐	☐
PROPOSAL 4	→	FOR	AGAINST	ABSTAIN
To approve, by non-binding vote, the adoption of the 2025 Equity Incentive Plan.		☐	☐ ☐ ☐

(Print Name of Stockholder and/or Joint Tenant)
(Signature of Stockholder)
(Second Signature if held jointly)